FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-22613	93-0797222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One S.W. Columbia, Suite 1105 Portland, OR 97258
(Address of principal executive offices)

(503) 227-0554
Registrant’s telephone number, including area code

Not Applicable

(Formal name and address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2004, AVI BioPharma, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 1004.  The press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

Information furnished under Item 2.02.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1. Press release dated November 4, 2004 announcing financial results for the three and nine months ended September 30, 2004.

* * *

Note: The information contained in this report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on November 4, 2004

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS
Alan P. Timmins
President and Chief Operating Officer (Principal Operating Officer)

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release dated November 4, 2004 issued by AVI BioPharma, Inc.